EXHIBIT

10.8

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Board Service Agreement

Berj Abajian

Chief Executive Officer

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

BOARD OF DIRECTORS SERVICE AGREEMENT

AND RESTRICTED STOCK PURCHASE AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  Berj Abajian  -  Chief Executive Officer

Effective Date: January 1, 2026  |  15,000,000 Series A Preferred Shares  |  3-Year Vesting  |  1-Year Cliff

___________________________________________________________________________

PART I: BOARD OF DIRECTORS SERVICE AGREEMENT

This Board of Directors Service Agreement (the “Agreement”) is entered into as of January 1, 2026 (the “Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation d/b/a OTCM Protocol (the “Company”), and BERJ ABAJIAN (“Director”).

WHEREAS, the Company desires to appoint Berge to serve as a member of its Board of Directors; and

WHEREAS, Berge desires to serve as a director of the Company and to purchase Series A Preferred Stock subject to the terms of Part II of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE 1: APPOINTMENT AND TERM

1.1  Appointment

The Company hereby appoints Berj Abajian to serve as a member of the Board of Directors of the Company (the “Board”), effective January 1, 2026, and Berge hereby accepts such appointment.

1.2  Term

Director shall serve until the next annual meeting of stockholders or until their successor is duly elected and qualified, or until their earlier resignation, removal, or death. Director may be re-elected for successive terms.

1.3  Title and Capacity

Director serves concurrently in the capacity of Chief Executive Officer of the Company pursuant to a separate Employment Agreement (Exhibit 10.8 predecessor). This Board Service Agreement governs Director’s obligations and equity rights in their capacity as a director and is separate from and in addition to the Employment Agreement.

ARTICLE 2: BOARD DUTIES AND RESPONSIBILITIES

2.1  General Duties

Director shall perform all duties customarily associated with the position of director of a Wyoming corporation, including:

•  Attending and participating in all regular and special meetings of the Board of Directors

•  Reviewing and acting upon all matters brought before the Board in accordance with the Company’s Bylaws and Articles of Incorporation

•  Acting in good faith and in a manner reasonably believed to be in the best interests of the Company and its stockholders

•  Exercising fiduciary duties of care and loyalty as required under Wyoming law

•  Serving on Board committees as assigned, including Audit, Compensation, and Governance committees

•  Reviewing all materials distributed in connection with Board meetings and being prepared to discuss and act upon such matters

2.2  Specific Governance Duties

In addition to general director duties, Director shall:

•  Review and approve the Company’s annual budget, strategic plan, and significant capital expenditures

•  Review and approve executive compensation, including salary adjustments, equity grants, and bonus plans

•  Oversee the Company’s SEC reporting obligations, including annual reports on Form 10-K and quarterly reports on Form 10-Q

•  Review and approve all related-party transactions to ensure arm’s-length fairness

•  Oversee the Company’s compliance with applicable federal and state securities laws and regulations

•  Monitor and oversee the Company’s OTCM Protocol platform development, go-to-market strategy, and $20,000,000 Security Token Offering

•  Oversee internal controls, financial reporting integrity, and risk management

2.3  Compliance Obligations

Director agrees to comply with:

•  The Company’s Insider Trading Policy (Exhibit 19 to the Annual Report on Form 10-K)

•  The Company’s Code of Ethics and Conflict of Interest Policy

•  All applicable SEC reporting requirements, including Section 16 reporting obligations (Forms 3, 4, and 5) for transactions in Company securities and ST22 Security Tokens

•  The Company’s related-party transaction review procedures

ARTICLE 3: COMPENSATION AND EXPENSES

3.1  Director Compensation

Director’s compensation for Board service is provided through the equity grant set forth in Part II of this Agreement. No separate cash retainer or meeting fees are payable for Board service during the initial term of this Agreement, as the Director is also compensated pursuant to a separate Employment Agreement.

3.2  Expense Reimbursement

The Company shall reimburse Director for all reasonable and documented out-of-pocket expenses incurred in connection with attending Board meetings and performing Board duties, in accordance with the Company’s expense reimbursement policies.

3.3  D&O Insurance and Indemnification

The Company shall maintain Directors and Officers liability insurance covering Director’s service on the Board. The Company shall indemnify Director to the fullest extent permitted by Wyoming law for actions taken in good faith in the performance of Director’s duties as a member of the Board.

ARTICLE 4: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

4.1  Confidential Information

Director acknowledges access to material nonpublic and proprietary information of the Company in the course of Board service and agrees to maintain strict confidentiality during and after the term of this Agreement, including all information relating to the OTCM Protocol platform, ST22 Security Token framework, financial condition, strategic plans, and issuer relationships.

4.2  Non-Solicitation

During Board service and for eighteen (18) months thereafter, Director shall not solicit any employee, contractor, customer, or business partner of the Company.

ARTICLE 5: TERMINATION OF BOARD SERVICE

5.1  Resignation

Director may resign from the Board at any time upon thirty (30) days’ written notice to the Chairman of the Board.

5.2  Removal

Director may be removed from the Board as provided in the Company’s Bylaws and the Wyoming Business Corporation Act.

5.3  Effect on Equity

Upon termination of Board service for any reason, vesting of the Shares shall be governed by Part II of this Agreement and the terms of the Restricted Stock Purchase Agreement.

ARTICLE 6: GENERAL PROVISIONS

6.1  Governing Law

This Agreement is governed by the laws of the State of Wyoming.

6.2  Arbitration

Disputes shall be resolved by binding arbitration under JAMS rules in Cheyenne, Wyoming.

6.3  Entire Agreement

This Agreement, together with Part II (RSPA) and all exhibits, constitutes the entire agreement between the parties regarding Director’s Board service and equity rights.

6.4  Amendment

GROOVY COMPANY, INC.	DIRECTOR
Berj Abajian	Berj Abajian
Chief Executive Officer	Chief Executive Officer

Signature: /s/ Berj Abajian	Signature: /s/ Berj Abajian

Chief Executive Officer

Date:  January 1, 2026

DIRECTOR

By:  /S/ Berj Abajian

Berj Abajian

Chief Executive Officer

Date:  January 1, 2026

PART II: RESTRICTED STOCK PURCHASE AGREEMENT - SERIES A PREFERRED STOCK

This Restricted Stock Purchase Agreement (the “RSPA”) is entered into as of January 1, 2026, between GROOVY COMPANY, INC., a Wyoming corporation d/b/a OTCM Protocol (the “Company”), and BERJ ABAJIAN (“Purchaser”), and is incorporated into and forms Part II of the Board of Directors Service Agreement above.

ARTICLE 1: PURCHASE OF SHARES

1.1  Sale and Issuance

Subject to the terms of this RSPA, the Company hereby agrees to sell to Berge, and Berge hereby agrees to purchase from the Company, FIFTEEN MILLION (15,000,000) shares of the Company’s Series A Preferred Stock (the “Shares”) at a purchase price of $0.001 per share, for an aggregate purchase price of FIFTEEN THOUSAND DOLLARS ($15,000.00) (the “Purchase Price”).

1.2  Payment

The Purchase Price shall be paid by check, wire transfer, or promissory note payable to the Company, concurrently with the execution of this RSPA.

1.3  Series A Rights

As a holder of Series A Preferred Stock, Purchaser shall be entitled to: (a) full voting rights at 100 Common share votes per Series A share; (b) permanent non-convertibility (the Company’s control block); (c) liquidation preference; (d) anti-dilution protection; and (e) preemptive rights for future issuances.

ARTICLE 2: VESTING SCHEDULE

2.1  Vesting

The Shares shall vest as follows - Vesting Commencement Date: January 1, 2026:

Period	Shares Vesting	Cumulative Shares	% Vested	Unvested
Months 1–11	0	0	0%	15,000,000
Month 12 (Cliff)	5,000,000	5,000,000	33.33%	10,000,000
Months 13–24	416,667/mo	10,000,000	66.67%	5,000,000
Month 36 (Full)	416,667/mo	15,000,000	100%	0

2.2  Cliff Period

No Shares shall vest during the first twelve (12) months. If service terminates prior to January 1, 2027, all Shares shall be forfeited.

2.3  Continuous Service

Vesting is contingent upon Purchaser’s Continuous Service as an employee, officer, director, or consultant of the Company.

2.4  Acceleration

Change of Control (Double-Trigger): 100% acceleration if terminated without Cause or resignation for Good Reason within 12 months. Death or Disability: 50% of unvested Shares accelerate. Termination Without Cause: 12 months of additional vesting accelerates.

ARTICLE 3: COMPANY REPURCHASE RIGHT

3.1  Repurchase Right

If Purchaser’s Continuous Service terminates for any reason, the Company may repurchase all unvested Shares at $0.001 per share within ninety (90) days of termination.

ARTICLE 4: TRANSFER RESTRICTIONS

4.1  No Transfer of Unvested Shares

Purchaser shall not sell, assign, transfer, pledge, or otherwise dispose of any unvested Shares without the prior written consent of the Company.

4.2  Right of First Refusal

The Company shall have a right of first refusal on any proposed transfer of vested Shares.

4.3  Securities Law Compliance

All transfers are subject to applicable federal and state securities laws, including SEC Rule 144 holding period and volume limitations.

ARTICLE 5: SECTION 83(b) ELECTION

GROOVY COMPANY, INC.	PURCHASER
Berj Abajian	Berj Abajian
Chief Executive Officer	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Berj Abajian

Date:  January 1, 2026

PURCHASER

By:  /S/ Berj Abajian

Berj Abajian

Chief Executive Officer

Date:  January 1, 2026

EXHIBIT A - STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto Groovy Company, Inc. d/b/a OTCM Protocol (the “Company”) _________________ shares of the Series A Preferred Stock of the Company standing in the undersigned’s name, and hereby irrevocably appoints the Secretary of the Company as attorney-in-fact to transfer said shares with full power of substitution.

This Stock Assignment may be used only in connection with the Company’s exercise of its Repurchase Right under the RSPA.

Date:  January 1, 2026

Signature:  /S/ Berj Abajian

Berj Abajian

Chief Executive Officer

EXHIBIT B - VESTING SCHEDULE SUMMARY

Director:  Berj Abajian

Title:  Chief Executive Officer

Vesting Commencement Date:  January 1, 2026

Total Shares Granted:  15,000,000 Series A Preferred

Equity Percentage:  15% of Series A (100,000,000 authorized)

Purchase Price:  $0.001 per share / $15,000.00 aggregate

Full Vesting Date:  January 1, 2029

Cliff Date:  January 1, 2027

83(b) Election Deadline:  January 31, 2026 (ABSOLUTE - cannot be extended)

Acceleration Provisions:

•  Change of Control (Double-Trigger): 100% acceleration if terminated without Cause or for Good Reason within 12 months of Change of Control

•  Death or Disability: 50% of unvested shares accelerate immediately

•  Termination Without Cause / Good Reason: 12 months of additional vesting accelerates

Period	Shares Vesting	Cumulative Shares	% Vested	Unvested
Months 1–11	0	0	0%	15,000,000
Month 12 (Cliff)	5,000,000	5,000,000	33.33%	10,000,000
Months 13–24	416,667/mo	10,000,000	66.67%	5,000,000
Month 36 (Full)	416,667/mo	15,000,000	100%	0